UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 20, 2018

VALLEY NATIONAL BANCORP
(Exact Name of Registrant as Specified in Charter)

New Jersey	1-11277	22-2477875
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1455 Valley Road, Wayne, New Jersey	07470
(Address of Principal Executive Offices)	(Zip Code)

(973) 305-8800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Shareholders on April 20, 2018.  On the record date of February 20, 2018, there were 330,804,046 shares of the Company’s common stock outstanding.  A total of 273,421,201 shares were present or represented by proxy at the meeting.  The Company’s shareholders took the following actions:

Proposal #1 – Voted on the election of 14 persons, named in the Proxy Statement, to serve as directors of the Company for the ensuing year constituting the entire Board of Directors.  The following is a list of directors elected at the Annual Meeting with the number of votes “For”, “Against”, “Abstain” and Broker “Non-Votes”, as well as the percentage of votes cast “For” each director nominee.

	Number of Votes
Name	For	% For	Against	Abstain	Broker Non-Votes
Andrew B. Abramson	188,852,788	89.2	22,801,795	540,368	61,226,250
Peter J. Baum	206,365,963	98.7	2,689,325	3,139,662	61,226,251
Pamela R. Bronander	190,264,929	90.9	18,959,963	2,970,061	61,226,247
Eric P. Edelstein	203,686,425	97.4	5,381,067	3,127,458	61,226,251
Mary J. Steele Guilfoile	199,786,002	95.5	9,404,805	3,004,145	61,226,248
Graham O. Jones	199,349,303	95.3	9,886,879	2,958,768	61,226,250
Gerald Korde	187,688,626	88.7	23,933,449	572,874	61,226,252
Michael L. LaRusso	204,582,439	97.8	4,528,327	3,084,185	61,226,249
Marc J. Lenner	189,227,376	90.6	19,650,006	3,317,567	61,226,251
Gerald H. Lipkin	204,343,401	97.6	5,007,080	2,844,468	61,226,251
Ira Robbins	205,739,415	98.4	3,440,574	3,014,962	61,226,250
Suresh L. Sani	204,180,942	97.6	4,921,128	3,092,881	61,226,250
Jennifer W. Steans	207,053,575	99.0	2,203,874	2,937,500	61,226,251
Jeffrey S. Wilks	168,706,191	80.6	40,505,165	2,983,593	61,226,252

Proposal #2 – Ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

The number of shares voted “For” and “Against” this proposal, as well as the number of abstentions and broker non-votes, was  as follows:

	Number of Votes	Percentage
For	269,497,946	98.7
Against	3,559,185	1.3
Abstain	364,070
Broker Non-Votes	0

Proposal #3 – Approved, on a non-binding basis, the compensation of the Company’s named executive officers as determined by the Compensation and Human Resources Committee.

The number of shares voted “For” and “Against” this proposal, as well as the number of abstentions and broker non-votes, was as follows:

	Number of Votes	Percentage
For	188,789,010	89.8
Against	21,461,454	10.2
Abstained	1,944,480
Broker Non-Votes	61,226,256

Proposal #4 – Voted against a shareholder proposal to amend the Company’s By-laws to provide that holders in the aggregate of 10% of the Company’s common stock have the ability to call a special meeting of shareholders.

The number of shares voted “For” and “Against” this proposal, as well as the number of abstentions and broker non-votes, was  as follows:

	Number of Votes	Percentage
For	66,018,855	31.6
Against	142,866,469	68.4
Abstained	3,309,622
Broker Non-Votes	61,226,255

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 24, 2018		VALLEY NATIONAL BANCORP

	By:	/s/ Ronald H. Janis
Ronald H. Janis
Senior Executive Vice President and General Counsel